Exhibit 10.1

SECOND AMENDMENT TO THE LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made and entered into as of March 21, 2022 (the “Effective Date”) by and between PW ME CanRe SD LLC, a Maine limited liability company (“Landlord”), and NorthEast Kind Assets LLC, a Maine limited liability company (“Tenant”).

RECITALS:

  A. Landlord and Tenant are parties to the Lease Agreement dated May 15, 2020 (the “Original Lease”), pursuant to which Tenant leases from Landlord the land and all improvements thereon located at 495 Harold L Dow Hwy., Eliot, ME 03903 as more particularly described in the Original Lease (the “Premises”).

  B. Landlord and Tenant are parties to the Lease Amendment dated September 17, 2020 (the “First Amendment”), pursuant to which Landlord exercised its option to purchase another certain, adjacent parcel of land being located at 505 Harold L Dow Hwy. ME 03903 as more described in the First Amendment (the “Additional Parcel”)

  C. Landlord and Tenant desire to amend the Original Lease to add additional items to the property improvement budget (“the Additional Items”) for the construction of a Natural Gas CHP / Absorption Chiller to be located at the Additional Parcel and to make corresponding changes to the Original Lease and to update certain other terms and conditions under the Original Lease, as amended, as described herein. The Additional Items are described on Exhibit 1- Second Amendment, attached hereto.

AGREEMENT:

THEREFORE, in consideration of the mutual covenants set forth herein, the Original Lease is hereby amended on the terms and conditions hereinafter set forth.

1. Initially capitalized terms not otherwise defined herein will have the meanings given to such terms in the Original Lease.

2. The definition of “Base Rent” in the Original Lease is amended to include the column entitled “Monthly Rent” on the Rent Schedule attached as Exhibit 2 – Second Amendment, which will be in addition to the Monthly Rent on the Rent Schedule attached to the First Amendment as Exhibit 3 – First Amendment, and the Monthly Rent on the Rent Schedule attached to the Original Lease as Exhibit 2. In the event of the federal legalization of the recreations use of cannabis in the United States, the Base Rent attributable to the Additional Items will be the amount listed in the column entitled “Rent if Reset’ in the Rent Scheduled attached as Exhibit 2 – Second Amendment.

1

3. Competitor First Right of Refusal. If, during the Term, Landlord receives from a third-party or affiliate that is in direct competition with Tenant, a bona fide offer to purchase or otherwise transfer the Property, before Landlord may accept such an offer, Landlord must first give written notice to Tenant of said offer. Tenant shall have thirty (30) days from the date of receipt of said offer, to provide Landlord with a binding agreement to acquire the Property upon the same terms and conditions as set forth therein. Tenant may elect to assign Tenant’s rights to purchase the Leased Premises to the parent of the Tenant, a subsidiary of the Tenant, or other entity wholly owned by Tenant or its parent. If Tenant fails to enter into a binding agreement to acquire the Property as described above, Landlord may proceed to sell to said third party or affiliate in accordance with the terms of the original offer.

4.	Section 9.3 of the Original Lease is amended as follows:

The Tenant Parties shall provide Landlord with: (A) certified financial statements by an authorized officer of each Tenant Party regarding the Tenant Parties’ operations at the Premises, including standard profit and loss statements, actual sales vs. projected sales, an income statement and balance sheet, all of which show that the Tenant Parties have the financial wherewithal to meet its obligations as they are due within twenty (20) days after the end of each calendar month, (B) certified financials from an authorized officer or by a third party accounting firm reasonably acceptable to Landlord, to be delivered within 90 days of the end of each calendar year during the Term, and (C) a personal tax return for each of the Guarantors within 30 days after April 15th of each Lease Year. The Tenant Parties that are entities hereby agree not to make any distributions to owners/investors of the Tenant Parties until such time as the Tenant Parties have achieved cash flow sufficient to establish a cash reserve equal to next six (6) months of Rent due under the Lease totaling (the “Working Capital Reserve”). Once the Tenant Parties have established the Working Capital Reserve in the Tenant Parties’ bank account (as certified to Landlord monthly), the Tenant Parties may distribute excess cash flow earned thereafter to its owners/investors in accordance with its Operating Agreement. In addition to and not by way of limitation of the foregoing, the Tenant Patties covenants and agrees that during the Term of this Lease, (i) the salaries for ce1tain owners/officers of the Tenant Patties shall be as set forth on the attached Exhibit 4, all of which will be annually certified as such by an authorized officer of each Tenant Patty on or before January 15th of each Lease year during the Term and (ii) absolutely no additional salary shall be paid to the identified owners/officers of any Tenant Party other than as set forth on Exhibit 4 until and after the Working Capital Reserve has been established and so long as it is maintained, and (iii) absolutely no distributions will be made to owners/ investors in a Tenant Party unless and until the Working Reserve amount has been achieved and is being maintained in Tenant’s bank account. During the Term hereof, Landlord, shall have full rights to inspect the books and records of each Tenant Party on reasonable notice, subject to Tenant’s Access Requirements if such books and records are kept on the Premises, and during normal business hours and to have an audit of such books and records done at its own expense to confirm the accuracy and completeness thereof; provided, such audit is performed in connection with all Applicable Laws, including but not limited to, the Marijuana Act. Landlord and Tenant acknowledge and agree that Landlord is not intended to, nor will it actually have, any control over Tenant’s business located at the Premises or elsewhere rather it is intended to support the viability of Tenant and its ability to meet its financial obligations. This Lease is not intended to enable Landlord to become a “Controlling Beneficial Owner” or “Passive Beneficial Owner” whatsoever in Tenant as such terms are defined under the Marijuana Act.

2

5. Exhibit 4 from the Original Lease which is referenced in Section 9.3 is hereby amended to reflect the exhibit attached hereto referred to as Exhibit 4 – Second Amendment.

6. Section 11.1 of the Original Lease, as amended, is amended to require that the Security Deposit shall be increased by $230,000 of which the Tenant shall deposit $115,000 on the Effective Date and an additional $115,000, by November 30, 2022 to fund the increased Security Deposit.

7. This Amendment sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof.

8. Except as specifically amended, modified, or supplemented herein, the Original Lease, as amended hereby, is hereby confirmed, and ratified in all respects and will remain in full force and effect according to its terms. In the event of any conflict or inconsistency between the provisions of the Original Lease and this Amendment, the provisions of this Amendment will control in all instances.

9. This Amendment may be executed in several counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument. Executed copies hereof may be delivered by telecopy or electronic delivery, and upon receipt, will be deemed originals and binding upon the parties hereto.

10. Each party represents and warrants that, as of the date of this Amendment it has the unconditional and unrestricted right, power, and authority to enter into this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

TENANT:

NorthEast Kind Assets LLC,
a Maine limited liability company

By:
Name:	James F. Henry
Title:	Authorized Signatory

LANDLORD:

PW ME CanRe SD LLC,
a Maine limited liability company

By:
Name:	David H. Lesser
Title:	Authorized Signatory

3

JOINDER OF GUARANTOR

The Guarantor of the Original Lease join herein for the purposes of evidencing their consent to this Amendment, and agreement to be bound all obligations of the Tenant Parties under the Original Lease as amended by this Amendment. The obligations of the Tenant Parties herein shall be joint and several.

NorthEast Kind Assets LLC, a Maine limited liability company

By:
Name:	James F. Henry
Title:	Authorized Signatory
4

Exhibit 1 – Second Amendment

Natural Gas CHP / Absorption Chiller Budget:
	Sitework	50,000
	Concrete	20,000
	Electrical	450,000
	Mechanical/Plumbing	660,000
	Absorption Chillers*	850,000
	Pre-packaged Cogeneration System*	1,125,000
	Breaker Panel/Switchgear*	90,000
	Maintenance Kit	60,000
	Engineering Development	28,000

	Contingency/Development Fee	175,000

Total	Power REIT Funded Construction Costs	3,508,000

	*Provided by IntelliGen Power Systems (See Proposal)

5

Exhibit 2 – Second Amendment

Month	Date	Monthly Rent	Monthly Rent if Reset
1	1-Mar-22	-	NA
2	1-Apr-22	-	NA
3	1-May-22	-	NA
4	1-Jun-22	-	NA
5	1-Jul-22	-	NA
6	1-Aug-22	-	NA
7	1-Sep-22	48,722.22	NA
8	1-Oct-22	48,722.22	NA
9	1-Nov-22	48,722.22	NA
10	1-Dec-22	48,722.22	NA
11	1-Jan-23	48,722.22	NA
12	1-Feb-23	48,722.22	NA
13	1-Mar-23	97,444.44	NA
14	1-Apr-23	97,444.44	NA
15	1-May-23	97,444.44	NA
16	1-Jun-23	97,444.44	NA
17	1-Jul-23	97,444.44	NA
18	1-Aug-23	97,444.44	NA
19	1-Sep-23	97,444.44	NA
20	1-Oct-23	97,444.44	NA
21	1-Nov-23	97,444.44	NA
22	1-Dec-23	97,444.44	NA
23	1-Jan-24	97,444.44	NA
24	1-Feb-24	97,444.44	NA
25	1-Mar-24	97,444.44	NA
26	1-Apr-24	97,444.44	NA
27	1-May-24	97,444.44	NA
28	1-Jun-24	97,444.44	NA
29	1-Jul-24	97,444.44	NA
30	1-Aug-24	97,444.44	NA
31	1-Sep-24	97,444.44	NA
32	1-Oct-24	97,444.44	NA
33	1-Nov-24	97,444.44	NA
34	1-Dec-24	97,444.44	NA
35	1-Jan-25	97,444.44	NA
36	1-Feb-25	97,444.44	NA

6

37	1-Mar-25	146,166.67	NA
38	1-Apr-25	146,166.67	NA
39	1-May-25	146,166.67	NA
40	1-Jun-25	146,166.67	NA
41	1-Jul-25	146,166.67	NA
42	1-Aug-25	146,166.67	NA
43	1-Sep-25	38,558.77	NA
44	1-Oct-25	38,558.77	NA
45	1-Nov-25	38,558.77	NA
46	1-Dec-25	38,558.77	NA
47	1-Jan-26	38,558.77	NA
48	1-Feb-26	38,558.77	NA
49	1-Mar-26	38,558.77	NA
50	1-Apr-26	38,558.77	NA
51	1-May-26	38,558.77	NA
52	1-Jun-26	38,558.77	NA
53	1-Jul-26	38,558.77	NA
54	1-Aug-26	38,558.77	NA
55	1-Sep-26	39,715.53	NA
56	1-Oct-26	39,715.53	NA
57	1-Nov-26	39,715.53	NA
58	1-Dec-26	39,715.53	NA
59	1-Jan-27	39,715.53	NA
60	1-Feb-27	39,715.53	NA
61	1-Mar-27	39,715.53	NA
62	1-Apr-27	39,715.53	NA
63	1-May-27	39,715.53	NA
64	1-Jun-27	39,715.53	NA
65	1-Jul-27	39,715.53	NA
66	1-Aug-27	39,715.53	NA
67	1-Sep-27	40,907.00	NA
68	1-Oct-27	40,907.00	NA
69	1-Nov-27	40,907.00	NA
70	1-Dec-27	40,907.00	NA
71	1-Jan-28	40,907.00	NA
72	1-Feb-28	40,907.00	NA
73	1-Mar-28	40,907.00	26,310.00
74	1-Apr-28	40,907.00	26,310.00
75	1-May-28	40,907.00	26,310.00

7

76	1-Jun-28	40,907.00	26,310.00
77	1-Jul-28	40,907.00	26,310.00
78	1-Aug-28	40,907.00	26,310.00
79	1-Sep-28	42,134.21	26,310.00
80	1-Oct-28	42,134.21	26,310.00
81	1-Nov-28	42,134.21	26,310.00
82	1-Dec-28	42,134.21	26,310.00
83	1-Jan-29	42,134.21	26,310.00
84	1-Feb-29	42,134.21	26,310.00
85	1-Mar-29	42,134.21	27,099.30
86	1-Apr-29	42,134.21	27,099.30
87	1-May-29	42,134.21	27,099.30
88	1-Jun-29	42,134.21	27,099.30
89	1-Jul-29	42,134.21	27,099.30
90	1-Aug-29	42,134.21	27,099.30
91	1-Sep-29	43,398.23	27,099.30
92	1-Oct-29	43,398.23	27,099.30
93	1-Nov-29	43,398.23	27,099.30
94	1-Dec-29	43,398.23	27,099.30
95	1-Jan-30	43,398.23	27,099.30
96	1-Feb-30	43,398.23	27,099.30
97	1-Mar-30	43,398.23	27,912.28
98	1-Apr-30	43,398.23	27,912.28
99	1-May-30	43,398.23	27,912.28
100	1-Jun-30	43,398.23	27,912.28
101	1-Jul-30	43,398.23	27,912.28
102	1-Aug-30	43,398.23	27,912.28
103	1-Sep-30	44,700.18	27,912.28
104	1-Oct-30	44,700.18	27,912.28
105	1-Nov-30	44,700.18	27,912.28
106	1-Dec-30	44,700.18	27,912.28
107	1-Jan-31	44,700.18	27,912.28
108	1-Feb-31	44,700.18	27,912.28
109	1-Mar-31	44,700.18	28,749.65
110	1-Apr-31	44,700.18	28,749.65
111	1-May-31	44,700.18	28,749.65
112	1-Jun-31	44,700.18	28,749.65
113	1-Jul-31	44,700.18	28,749.65
114	1-Aug-31	44,700.18	28,749.65

8

115	1-Sep-31	46,041.18	28,749.65
116	1-Oct-31	46,041.18	28,749.65
117	1-Nov-31	46,041.18	28,749.65
118	1-Dec-31	46,041.18	28,749.65
119	1-Jan-32	46,041.18	28,749.65
120	1-Feb-32	46,041.18	28,749.65
121	1-Mar-32	46,041.18	29,612.14
122	1-Apr-32	46,041.18	29,612.14
123	1-May-32	46,041.18	29,612.14
124	1-Jun-32	46,041.18	29,612.14
125	1-Jul-32	46,041.18	29,612.14
126	1-Aug-32	46,041.18	29,612.14
127	1-Sep-32	47,422.42	29,612.14
128	1-Oct-32	47,422.42	29,612.14
129	1-Nov-32	47,422.42	29,612.14
130	1-Dec-32	47,422.42	29,612.14
131	1-Jan-33	47,422.42	29,612.14
132	1-Feb-33	47,422.42	29,612.14
133	1-Mar-33	47,422.42	30,500.50
134	1-Apr-33	47,422.42	30,500.50
135	1-May-33	47,422.42	30,500.50
136	1-Jun-33	47,422.42	30,500.50
137	1-Jul-33	47,422.42	30,500.50
138	1-Aug-33	47,422.42	30,500.50
139	1-Sep-33	48,845.09	30,500.50
140	1-Oct-33	48,845.09	30,500.50
141	1-Nov-33	48,845.09	30,500.50
142	1-Dec-33	48,845.09	30,500.50
143	1-Jan-34	48,845.09	30,500.50
144	1-Feb-34	48,845.09	30,500.50
145	1-Mar-34	48,845.09	31,415.52
146	1-Apr-34	48,845.09	31,415.52
147	1-May-34	48,845.09	31,415.52
148	1-Jun-34	48,845.09	31,415.52
149	1-Jul-34	48,845.09	31,415.52
150	1-Aug-34	48,845.09	31,415.52
151	1-Sep-34	50,310.44	31,415.52
152	1-Oct-34	50,310.44	31,415.52
153	1-Nov-34	50,310.44	31,415.52

9

154	1-Dec-34	50,310.44	31,415.52
155	1-Jan-35	50,310.44	31,415.52
156	1-Feb-35	50,310.44	31,415.52
157	1-Mar-35	50,310.44	32,357.98
158	1-Apr-35	50,310.44	32,357.98
159	1-May-35	50,310.44	32,357.98
160	1-Jun-35	50,310.44	32,357.98
161	1-Jul-35	50,310.44	32,357.98
162	1-Aug-35	50,310.44	32,357.98
163	1-Sep-35	51,819.76	32,357.98
164	1-Oct-35	51,819.76	32,357.98
165	1-Nov-35	51,819.76	32,357.98
166	1-Dec-35	51,819.76	32,357.98
167	1-Jan-36	51,819.76	32,357.98
168	1-Feb-36	51,819.76	32,357.98
169	1-Mar-36	51,819.76	33,328.72
170	1-Apr-36	51,819.76	33,328.72
171	1-May-36	51,819.76	33,328.72
172	1-Jun-36	51,819.76	33,328.72
173	1-Jul-36	51,819.76	33,328.72
174	1-Aug-36	51,819.76	33,328.72
175	1-Sep-36	53,374.35	33,328.72
176	1-Oct-36	53,374.35	33,328.72
177	1-Nov-36	53,374.35	33,328.72
178	1-Dec-36	53,374.35	33,328.72
179	1-Jan-37	53,374.35	33,328.72
180	1-Feb-37	53,374.35	33,328.72
181	1-Mar-37	53,374.35	34,328.58
182	1-Apr-37	53,374.35	34,328.58
183	1-May-37	53,374.35	34,328.58
184	1-Jun-37	53,374.35	34,328.58
185	1-Jul-37	53,374.35	34,328.58
186	1-Aug-37	53,374.35	34,328.58
187	1-Sep-37	54,975.58	34,328.58
188	1-Oct-37	54,975.58	34,328.58
189	1-Nov-37	54,975.58	34,328.58
190	1-Dec-37	54,975.58	34,328.58
191	1-Jan-38	54,975.58	34,328.58
192	1-Feb-38	54,975.58	34,328.58

10

193	1-Mar-38	54,975.58	35,358.44
194	1-Apr-38	54,975.58	35,358.44
195	1-May-38	54,975.58	35,358.44
196	1-Jun-38	54,975.58	35,358.44
197	1-Jul-38	54,975.58	35,358.44
198	1-Aug-38	54,975.58	35,358.44
199	1-Sep-38	56,624.85	35,358.44
200	1-Oct-38	56,624.85	35,358.44
201	1-Nov-38	56,624.85	35,358.44
202	1-Dec-38	56,624.85	35,358.44
203	1-Jan-39	56,624.85	35,358.44
204	1-Feb-39	56,624.85	35,358.44
205	1-Mar-39	56,624.85	36,419.19
206	1-Apr-39	56,624.85	36,419.19
207	1-May-39	56,624.85	36,419.19
208	1-Jun-39	56,624.85	36,419.19
209	1-Jul-39	56,624.85	36,419.19
210	1-Aug-39	56,624.85	36,419.19
211	1-Sep-39	58,323.59	36,419.19
212	1-Oct-39	58,323.59	36,419.19
213	1-Nov-39	58,323.59	36,419.19
214	1-Dec-39	58,323.59	36,419.19
215	1-Jan-40	58,323.59	36,419.19
216	1-Feb-40	58,323.59	36,419.19
217	1-Mar-40	58,323.59	37,511.77
218	1-Apr-40	58,323.59	37,511.77
219	1-May-40	58,323.59	37,511.77

Option Period 1

220	1-Jun-40	58,323.59	37,511.77
221	1-Jul-40	58,323.59	37,511.77
222	1-Aug-40	58,323.59	37,511.77
223	1-Sep-40	60,073.30	37,511.77
224	1-Oct-40	60,073.30	37,511.77
225	1-Nov-40	60,073.30	37,511.77
226	1-Dec-40	60,073.30	37,511.77
227	1-Jan-41	60,073.30	37,511.77
228	1-Feb-41	60,073.30	37,511.77

11

229	1-Mar-41	60,073.30	38,637.12
230	1-Apr-41	60,073.30	38,637.12
231	1-May-41	60,073.30	38,637.12
232	1-Jun-41	60,073.30	38,637.12
233	1-Jul-41	60,073.30	38,637.12
234	1-Aug-41	60,073.30	38,637.12
235	1-Sep-41	61,875.50	38,637.12
236	1-Oct-41	61,875.50	38,637.12
237	1-Nov-41	61,875.50	38,637.12
238	1-Dec-41	61,875.50	38,637.12
239	1-Jan-42	61,875.50	38,637.12
240	1-Feb-42	61,875.50	38,637.12
241	1-Mar-42	61,875.50	39,796.24
242	1-Apr-42	61,875.50	39,796.24
243	1-May-42	61,875.50	39,796.24
244	1-Jun-42	61,875.50	39,796.24
245	1-Jul-42	61,875.50	39,796.24
246	1-Aug-42	61,875.50	39,796.24
247	1-Sep-42	63,731.77	39,796.24
248	1-Oct-42	63,731.77	39,796.24
249	1-Nov-42	63,731.77	39,796.24
250	1-Dec-42	63,731.77	39,796.24
251	1-Jan-43	63,731.77	39,796.24
252	1-Feb-43	63,731.77	39,796.24
253	1-Mar-43	63,731.77	40,990.12
254	1-Apr-43	63,731.77	40,990.12
255	1-May-43	63,731.77	40,990.12
256	1-Jun-43	63,731.77	40,990.12
257	1-Jul-43	63,731.77	40,990.12
258	1-Aug-43	63,731.77	40,990.12
259	1-Sep-43	65,643.72	40,990.12
260	1-Oct-43	65,643.72	40,990.12
261	1-Nov-43	65,643.72	40,990.12
262	1-Dec-43	65,643.72	40,990.12
263	1-Jan-44	65,643.72	40,990.12
264	1-Feb-44	65,643.72	40,990.12
265	1-Mar-44	65,643.72	42,219.83
266	1-Apr-44	65,643.72	42,219.83
267	1-May-44	65,643.72	42,219.83

12

268	1-Jun-44	65,643.72	42,219.83
269	1-Jul-44	65,643.72	42,219.83
270	1-Aug-44	65,643.72	42,219.83
271	1-Sep-44	67,613.03	42,219.83
272	1-Oct-44	67,613.03	42,219.83
273	1-Nov-44	67,613.03	42,219.83
274	1-Dec-44	67,613.03	42,219.83
275	1-Jan-45	67,613.03	42,219.83
276	1-Feb-45	67,613.03	42,219.83
277	1-Mar-45	67,613.03	43,486.42
278	1-Apr-45	67,613.03	43,486.42
279	1-May-45	67,613.03	43,486.42

Option Period 2

280	1-Jun-45	67,613.03	43,486.42
281	1-Jul-45	67,613.03	43,486.42
282	1-Aug-45	67,613.03	43,486.42
283	1-Sep-45	69,641.42	43,486.42
284	1-Oct-45	69,641.42	43,486.42
285	1-Nov-45	69,641.42	43,486.42
286	1-Dec-45	69,641.42	43,486.42
287	1-Jan-46	69,641.42	43,486.42
288	1-Feb-46	69,641.42	43,486.42
289	1-Mar-46	69,641.42	44,791.01
290	1-Apr-46	69,641.42	44,791.01
291	1-May-46	69,641.42	44,791.01
292	1-Jun-46	69,641.42	44,791.01
293	1-Jul-46	69,641.42	44,791.01
294	1-Aug-46	69,641.42	44,791.01
295	1-Sep-46	71,730.66	44,791.01
296	1-Oct-46	71,730.66	44,791.01
297	1-Nov-46	71,730.66	44,791.01
298	1-Dec-46	71,730.66	44,791.01
299	1-Jan-47	71,730.66	44,791.01
300	1-Feb-47	71,730.66	44,791.01
301	1-Mar-47	71,730.66	46,134.74
302	1-Apr-47	71,730.66	46,134.74
303	1-May-47	71,730.66	46,134.74

13

304	1-Jun-47	71,730.66	46,134.74
305	1-Jul-47	71,730.66	46,134.74
306	1-Aug-47	71,730.66	46,134.74
307	1-Sep-47	73,882.58	46,134.74
308	1-Oct-47	73,882.58	46,134.74
309	1-Nov-47	73,882.58	46,134.74
310	1-Dec-47	73,882.58	46,134.74
311	1-Jan-48	73,882.58	46,134.74
312	1-Feb-48	73,882.58	46,134.74
313	1-Mar-48	73,882.58	47,518.79
314	1-Apr-48	73,882.58	47,518.79
315	1-May-48	73,882.58	47,518.79
316	1-Jun-48	73,882.58	47,518.79
317	1-Jul-48	73,882.58	47,518.79
318	1-Aug-48	73,882.58	47,518.79
319	1-Sep-48	76,099.06	47,518.79
320	1-Oct-48	76,099.06	47,518.79
321	1-Nov-48	76,099.06	47,518.79
322	1-Dec-48	76,099.06	47,518.79
323	1-Jan-49	76,099.06	47,518.79
324	1-Feb-49	76,099.06	47,518.79
325	1-Mar-49	76,099.06	48,944.35
326	1-Apr-49	76,099.06	48,944.35
327	1-May-49	76,099.06	48,944.35
328	1-Jun-49	76,099.06	48,944.35
329	1-Jul-49	76,099.06	48,944.35
330	1-Aug-49	76,099.06	48,944.35
331	1-Sep-49	78,382.03	48,944.35
332	1-Oct-49	78,382.03	48,944.35
333	1-Nov-49	78,382.03	48,944.35
334	1-Dec-49	78,382.03	48,944.35
335	1-Jan-50	78,382.03	48,944.35
336	1-Feb-50	78,382.03	48,944.35
337	1-Mar-50	78,382.03	50,412.68
338	1-Apr-50	78,382.03	50,412.68
339	1-May-50	78,382.03	50,412.68

14

Exhibit 4– Second Amendment

*NorthEast Kind Holdings, LLC:

Justice Rines-COO - $150,000 annually

*Judley, LLC (Licensed Medical Entity operating in Eliot, ME:

Hughes Pope Director Cultivation/Principal - $200,000 annually

Kristin Pope - Director Product Formulation/Principal - $100,000 annually

Salary Limit Increases: On the first day of each calendar year of the Lease Term (and applied retroactively to the Effective Date of the Original Lease) unless the parties shall otherwise agree in writing, the salary limits above shall be increased by the then-current percentage increase for the twelve-month period of such previous calendar year of the CPI-U (defined below) or, if that publication of such index is terminated, any successor or substitute index, appropriately adjusted, acceptable to both parties. As used herein, “CPI-U” shall mean the Consumer Price Index for All Urban Consumers, as published by the United States Department of Labor, Bureau of Labor Statistics. Notwithstanding the foregoing, such yearly salary limit increases shall in no event be less than three percent (3%).

*These figures do not include participation in the employee benefits program

15